UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2026

REIN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12407 N. Mopac Expy., Suite 250, #390
Austin, Texas 78758
(Address of principal executive offices)

(737) 802-1989

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	RNTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 20, 2026, Rein Therapeutics, Inc. held its 2026 Annual Meeting of Stockholders, for the purposes of:

•	Electing two Class III directors to serve on our Board of Directors until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•	Approving an amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares;

•	Ratifying the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026; and

•	Approving, on an advisory basis, the compensation of our named executive officers disclosed in the Proxy Statement.

Our stockholders elected two Class III directors, namely Josef H. von Rickenbach and Reinhard J. Ambros, Ph.D., with shares voted as follows:

Name	For	Withheld	Broker Non-Votes
Josef H. von Rickenbach	25,402,442	13,202,963	25,098,629
Reinhard J. Ambros, Ph.D	25,404,238	13,201,167	25,098,629

In addition, our stockholders approved an amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares, with shares voted as follows:

For	61,004,221
Against	2,394,208
Abstain	305,605

There were no broker non-votes on the approval of the above amendment to our restated certificate of incorporation.

In addition, our stockholders ratified the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026, with shares voted as follows:

For	62,953,351
Against	172,420
Abstain	578,263

There were no broker non-votes on the ratification of our independent registered public accounting firm.

In addition, our stockholders approved, on an advisory basis, the compensation of our named executive officers disclosed in the Proxy Statement, with shares voted as follows:

For	37,628,483
Against	914,331
Abstain	62,591

There were 25,098,629 broker non-votes on the approval, on an advisory basis, of the compensation of our named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIN THERAPEUTICS, INC.

Dated: July 21, 2026	/s/ Brian Windsor
Brian Windsor, Ph.D.,
President and Chief Executive Officer